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[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS Cashfund Inc.
Supplement to the Prospectus and Statement of Additional Information ("SAI") dated July 29, 2005

April 7, 2006

Dear Investor:

The purpose of this supplement is to provide you with information regarding the transfer of the sub-advisory and sub-administration contracts (the "Contracts") between UBS Financial Services Inc. and UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") on behalf of UBS Cashfund Inc. (the "Fund") to UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a sister company of UBS Global AM (US).

In connection with an internal reorganization involving UBS Global AM and UBS Global AM (US), the Fund's Board of Directors approved the transfer of the Contracts from UBS Global AM (US), the Fund's prior sub-advisor and sub-administrator, to UBS Global AM effective April 1, 2006. All of the personnel of UBS Global AM (US) who previously provided investment sub-advisory and sub-administration services to the Fund continue to provide investment sub-advisory and sub-administration services to the Fund as employees of UBS Global AM. UBS Global AM has the same contractual rights and responsibilities under the Contracts as those previously held by UBS Global AM (US). UBS Global AM and UBS Global AM (US) are both indirect wholly owned subsidiaries of UBS AG.

UBS Global AM (US) continues to serve as the Fund's principal underwriter.

As a result of the transfer of the Contracts, the prospectus and SAI are hereby revised as follows:

ALL REFERENCES IN THE PROSPECTUS AND SAI TO "UBS GLOBAL ASSET MANAGEMENT (US) INC." OR "UBS GLOBAL AM," IN ITS CAPACITY AS THE SUB-ADVISOR AND SUB-ADMINISTRATOR OF THE FUND, SHALL BE DEEMED TO REFER TO "UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC." REFERENCES TO "UBS GLOBAL ASSET MANAGEMENT (US) INC." OR "UBS GLOBAL AM," IN ITS CAPACITY AS THE PRINCIPAL UNDERWRITER OF THE FUND, CONTINUE TO REFER TO "UBS GLOBAL ASSET MANAGEMENT (US) INC."

In addition, please note the following specific changes:

THE FIRST SENTENCE OF THE LAST PARAGRAPH OF THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" (PAGE 3 OF THE PROSPECTUS) IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

        UBS Financial Services Inc., the fund's investment advisor, has appointed UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to serve as the fund's sub-advisor.

THE FIRST PARAGRAPH OF THE SECTION CAPTIONED "INVESTMENT ADVISOR AND SUB-ADVISOR" ON PAGE 13 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

        UBS Financial Services Inc. is the fund's investment advisor and administrator. UBS Financial Services Inc. is a Delaware corporation located at 1285 Avenue of the Americas, New York, New York 10019-6028. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is the fund's sub-advisor and sub-administrator. UBS Global AM is a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114. UBS Financial Services Inc. and UBS Global AM are investment advisors registered with the US Securities and Exchange Commission. UBS Financial Services Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG ("UBS"). As of December 31, 2005, UBS Global AM had approximately $72.5 billion in assets under management. UBS Global AM is a member of the UBS Global Asset Management Division, which had approximately $581.5 billion in assets under management worldwide as of December 31, 2005. UBS is an internationally diversified

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        organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

ON PAGE 1 OF THE SAI, THE SECOND PARAGRAPH IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

        The fund's investment advisor and administrator is UBS Financial Services, Inc. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") is the fund's sub-advisor and sub-administrator. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the Fund's principal underwriter. UBS Financial Services Inc., UBS Global AM and UBS Global AM (US) are indirect wholly owned subsidiaries of UBS AG.

ON PAGE 22 OF THE SAI, THE FIRST FULL PARAGRAPH IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

        Under the Sub-Advisory Contract (or a predecessor agreement), during the fiscal years ended March 31, 2005, 2004, and 2003, UBS Financial Services Inc. paid (or accrued) to UBS Global Asset M anagement (US) Inc. ("UBS Global AM (US)"), the fund's previous sub-advisor, fees in the amount of $2,424,951, $1,941,639, and $1,904,765, respectively.

ON PAGE 22 OF THE SAI, THE SECOND FULL PARAGRAPH IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

        Under a contract with UBS Financial Services Inc. ("Sub-Administration Contract"), UBS Global AM also serves as the fund's sub-administrator. Under the Sub-Administration Contract, UBS Financial Services Inc. (not the fund) pays UBS Global AM a monthly fee at the annual rate of 0.02% of the fund's average daily net assets. Under the Sub-Administration Contract (or a predecessor agreement), during the fiscal years ended March 31, 2005, 2004, and 2003, UBS Financial Services Inc. paid (or accrued) to UBS Global AM (US), the Fund's prior sub-administrator, fees in the amount of $808,317, $2,530,470, and $2,926,917, respectively.

THE SECTION CAPTIONED "BOARD APPROVAL OF THE UBS FINANCIAL SERVICES INC. CONTRACT AND UBS GLOBAL AM SUB-ADVISORY CONTRACT" (THROUGH AND INCLUDING THE PARAGRAPH SUB-HEADED "OTHER BENEFITS TO UBS FINANCIAL SERVICES INC. AND UBS GLOBAL AM") ON PAGES 22-25 OF THE SAI IS DELETED IN ITS ENTIRETY.

IN THE SAI UNDER THE SECTION CAPTIONED "PRINCIPAL UNDERWRITING ARRANGEMENTS" BEGINNING ON PAGE 25, EACH REFERENCE TO "UBS GLOBAL AM" AS THE UNDERWRITER IS CHANGED TO "UBS GLOBAL AM (US)."